Santander Group	6 Months Ended
Jun. 30, 2022
Disclosure of detailed information about business combination [abstract]
Santander Group	Santander Group
Appendices I, II and III to the consolidated annual accounts for the year ended 31 December 2021 provide relevant information on Grupo Santander companies at that date and on the companies accounted for under the equity method.
Also, Note 3 to the aforementioned consolidated annual accounts includes a description of the most significant acquisitions and disposals of companies performed by Grupo Santander in 2021, 2020 and 2019.
The most significant transactions carried out during the first six months of 2022 or pending execution at 30 June 2022 are described below:
Purchase by SHUSA for shares of Santander Consumer USA
In August 2021 Santander Holdings USA, Inc. ('SHUSA') and Santander Consumer USA Holdings Inc. ('SC') entered into a definitive agreement pursuant to which SHUSA acquired all outstanding shares of common stock of SC not already owned by SHUSA via an all-cash tender offer (the 'Tender Offer') for USD 41.50 per SC common share (the 'Offer Price'), followed by a second-step consisting of a merge (together with the Offer, the 'Transaction') in which a wholly owned subsidiary of SHUSA was merged with and into SC, with SC surviving as a wholly owned subsidiary of SHUSA, and all outstanding shares of common stock of SC not tendered in the Tender Offer were converted into the right to receive the Offer Price in cash. The Offer Price represented a 14% premium to the closing price of SC common stock of USD 36.43 as of 1 July 2021, the last day prior to the announcement of SHUSA’s initial offer to acquire the remaining outstanding shares of SC’s common stock.
On 31 January 2022, after completion of the customary closing conditions, the Transaction was performed and SHUSA increased its share up to the 100% of SC's common stock. The transaction has meant a disbursement of USD 2,510 million (around EUR 2,239 million) for the Group, with a decrease of reserves of EUR 487 million and a decrease of EUR 1,752 million of minority interests.
Acquisition of Amherst Pierpont, a U.S. fixed-income broker dealer
On 15 July 2021, Santander Holdings USA, Inc. reached an agreement to acquire Amherst Pierpont Securities, a market-leading independent fixed-income and structured products broker dealer, through the acquisition of its parent holding company, Pierpont Capital Holdings LLC, for a total consideration of approximately USD 450 million (around EUR 405 million). The operation has been closed on 11 April 2022 once the pertinent regulatory approvals have been obtained. Immediately after the acquisition, SHUSA has lent financing to the company for an amount of USD 163 million (approximately EUR 147 million), which the company will use to cancel debt with third parties. Amherst Pierpont will become part of Santander Corporate & Investment Banking (Santander CIB) Global business line.
The business combination has meant the recognition of a goodwill of EUR 158 million and EUR 24 million of intangible assets (mainly relationships with customers) identified in the purchase price allocation, without other relevant value adjustments to net assets of the business.
The amount contributed by this business to the group net attributable profit since the date of acquisition is not material. Similarly, the result that this business would have brought to the group if the transaction had been carried out on January 1, 2022 is also immaterial.